UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2006
United Components, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	333-107219	04-3759857

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
14601 Highway 41 North
Evansville, Indiana 47725
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (812) 867-4156
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1: ASC UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.2: ASC CONSOLIDATED FINANCIAL STATEMENTS
EX-99.3: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Explanatory Note
This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by United Components, Inc. (“the Company”) on May 31, 2006. The sole purpose of this Amendment No. 1 is to provide the historical financial statements of the business acquired, ASC Industries, Inc. (“ASC”), as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original Form 8-K filing.
Item 9.01 Financial Statements and Exhibits
(a) Financial statements of business acquired
(1)	The unaudited condensed consolidated financial statements of ASC as follows are set forth in Exhibit 99.1 and incorporated herein by reference:
Condensed consolidated balance sheet at March 31, 2006
Condensed consolidated income statements for the three months ended March 31, 2006 and 2005
Condensed consolidated statements of redeemable preferred stock and shareholders’ equity (deficit) for the three months ended March 2006 and 2005
Condensed consolidated statements of cash flows for the three months ended March 31, 2006 and 2005
Notes to condensed consolidated financial statements
(2)	The audited consolidated financial statements of ASC as follows are set forth in Exhibit 99.2 and incorporated herein by reference:
Report of Independent Auditors
Consolidated balance sheets at December 31, 2005 and 2004
Consolidated statements of operations for the years ended December 31, 2005, 2004 and 2003
Consolidated statements of redeemable preferred stock, warrants and shareholders’ equity (deficit) for the years ended December 31, 2005, 2004 and 2003
Statements of consolidated cash flows for the years ended December 31, 2005, 2004 and 2003
Notes to consolidated financial statements

(b) Pro forma financial information
The unaudited pro forma condensed combined financial statements of the Company as follows are set forth in Exhibit 99.3 and incorporated herein by reference:
Pro forma condensed combined balance sheet at March 31, 2006
Pro forma condensed combined income statements for the three months ended March 31, 2006 and for the year ended December 31, 2005
Notes to pro forma condensed combined financial statements
(c) Not applicable.
(d) Exhibits

Exhibit No.	Description
2.1 *	Stock Purchase Agreement by and among United Components, Inc., ACAS Acquisitions (ASC), Inc. and the Sellers named herein, dated as of March 8, 2006.

99.1	ASC unaudited condensed consolidated financial statements at March 31, 2006 and for the three months ended March 31, 2006 and 2005

99.2	ASC consolidated financial statements at December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003

99.3	Unaudited pro forma condensed combined financial statements

99.4 **	Press Release, dated May 25, 2006.

*	Previously filed as an exhibit to United Components, Inc. Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 31, 2006.

**	Previously filed as an exhibit to United Components, Inc. Current Report on Form 8-K filed on May 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 4th day of August  , 2006.

UNITED COMPONENTS, INC.

By:	/s/ Charles T. Dickson

Name: Charles T. Dickson
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1 *	Stock Purchase Agreement by and among United Components, Inc., ACAS Acquisitions (ASC), Inc. and the Sellers named herein, dated as of March 8, 2006.

99.1	ASC unaudited condensed consolidated financial statements at March 31, 2006 and for the three months ended March 31, 2006 and 2005

99.2	ASC consolidated financial statements at December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003

99.3	Unaudited pro forma condensed combined financial statements

99.4 **	Press Release, dated May 25, 2006.

*	Previously filed as an exhibit to United Components, Inc. Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 31, 2006.

**	Previously filed as an exhibit to United Components, Inc. Current Report on Form 8-K filed on May 31, 2006.